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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 27, 2002
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                           The A Consulting Team, Inc
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               (Exact Name of Registrant as Specified in Charter)


          New York                    0-22945                  13-3169913
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(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)               Number)              Identification No.)


                 200 Park Avenue South, New York, New York 10003
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code     (212) 979-8228
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated February 27, 2002 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.

Item 7.  Exhibits.

                    Exhibits         Description
                    --------         -----------
                    99.1             Press Release Issued February 27, 2002





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                The A Consulting Team, Inc.
                                                        Registrant


Date: February 27, 2002                   By:  /s/ Richard D. Falcone
                                          -----------------------------------
                                          Name:  Richard D. Falcone
                                          Title: Treasurer and Chief
                                                 Financial Officer





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                                  Exhibit Index

                Exhibit No.     Description
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                  99            Press release dated February 27, 2002